TERM NOTE

                               Media, Pennsylvania


Maximum Credit Limit: $820,000.00                            Date: June 12, 1997


        FOR VALUE RECEIVED, WITHOUT DEFALCATION AND INTENDING TO BE LEGALLY BOUND HEREBY, Transnational Industries, Inc. and Spitz, Inc., (hereinafter collectively, jointly and severally referred to as the "Debtor"), promises to pay to the order of First Keystone Federal Savings Bank, a corporation organized and existing under the laws of the United States of America, (hereinafter "Bank") at its offices located at 22 West State Street, Media, Pennsylvania 19063 or such other place as the holder hereof may from time to time direct, the sum of Eight Hundred Twenty Thousand ($820,000.00) Dollars, together with interest from the date hereof at the per annum rate of nine and one-quarter (9.250% ) percent (the "Rate"), payable in sixty (60) equal monthly installments calculated based on a five (5) year amortization period, to be paid as follows:

        (i) On July 1, 1997 a payment of interest only on the daily principal balance outstanding from the date hereof to June 30, 1997, and commencing August 1, 1997, and on the first day of each and every month thereafter, Debtor shall pay to Bank the principal, together with interest accruing hereunder at the Rate, in arrears, in sixty (60) consecutive, and successive monthly installments in the amount of Seventeen Thousand One Hundred Twenty-One Dollars and Fifty Two Cents ($17,121.52) each until July 1, 2002 (the "Maturity Date") at which time the entire indebtedness evidenced by this Note and accrued interest thereon together with any other sums due and payable under this Note shall be payable in full.
        (ii) Interest on this Note shall be calculated on the basis of a three hundred sixty (360) day year, but charged for the actual number of days elapsed.

        I. SECURITY: The payment of this Note is secured by, inter alia, that certain Security Agreement, Pledge Agreement and UCC-1 Financing Statements of even date herewith encumbering the Collateral as defined in the Security Agreement and in the Pledge Agreement respectively.

        II. ADVANCES FOR PROTECTION OF SECURITY INTEREST: In the event Debtor fails to pay any cost or expense relating to the protection of the Collateral as defined in the Security Agreement and in the Pledge Agreement respectively, then Bank may, at its option and without prior notice, advance sums on behalf of Debtor in payment of any of the aforesaid, including, without limitation, charges and claims, prior liens and insurance premiums without prejudice to the right of enforcement of the within indebtedness or the other remedies of Bank as hereinafter set forth by reason of the failure of Debtor to make payment of the same; and all such sums so advanced by Bank shall be added to and become part of the within indebtedness, with

                                      (1)
interest on each advance at the Rate, from the dates of the respective expenditures, shall be secured by the security for this Note, and shall be payable by Debtor to Bank upon demand. The production of a receipt by the Bank shall be conclusive proof of a payment or advance authorized hereby and the amount and validity thereof. The provisions of this paragraph shall apply after the entry of a judgment in any collection action based upon this Note or the security for this Note and Debtor shall be obligated to pay to Bank any post judgment advances made by Bank pursuant to this paragraph.

        III. REPAYMENTS: Debtor may at any time prepay the principal outstanding balance hereof in whole or in part without penalty or premium, provided that Debtor gives written notice to Bank prior to or contemporaneously with any such prepayment of principal. Partial prepayments shall be applied first on account of interest, then on account of other sums due under this Note, other than principal, and then on account of principal.

        IV. DEFAULT RATE OF INTEREST: In the event Debtor fails to pay any amount due under this Note when due or as demanded, then interest shall at all times during the continuance of such payment default accrue on all sums due under this Note at the Rate plus five (5%) percent per annum (the "Default Rate").

        V. LATE CHARGE: In the event any monthly installment shall become overdue for a period of fifteen (15) days, Debtor shall promptly pay to Bank a late charge of five (5) cents for each dollar so overdue.

        VI. DEFAULT. (a)Each of the following shall constitute an event of default by Debtor ("Event of Default") hereunder:

                    (i)any installment of interest, or principal and interest,or any other sum required hereunder remains unpaid for the period of fifteen (15) days after it shall become due in accordance with the provisions hereof; or

                    (ii) the continuance for thirty (30) days after notice of any default, other than a monetary default, in the performance of any of the terms, covenants, agreements, obligations undertakings, provisions or conditions contained herein; or

                    (iii) the occurrence of any Event of Default under the provisions of the Security Agreement or the Pledge Agreement, or

                    (iv)the occurrence of an Event of Default under any other obligation or indebtedness of Debtor to Bank including, without limitation, the occurrence of any Event of Default under that certain Line of Credit Note made by Debtor and delivered to Bank even date herewith in the original principal amount of $800,000.00, or



                                      (2)

                    (v) in the Bank's sole but reasonable discretion, a material adverse change occurring in the financial condition of Debtor when compared to the financial condition of the Debtor set forth in the financial statements included within the Debtor's Annual Report on Form 10- KSB for the fiscal year ended January 31, 1997. in the sole opinion of Bank, a material adverse change has occurred in the financial condition or credit rating of Debtor, or

                    (vi)any transfer, sale or other disposition of fifty (50%) percent or more of the legal or beneficial ownership interests in Transnational Industries, Inc., or

                    (vii) any transfer, sale or other disposition of any legal or beneficial ownership interest in Spitz, Inc., other than to Bank pursuant to the Pledge Agreement.

               (b) Upon the occurrence and during the continuance of an Event of Default, the entire unpaid principal balance hereof, together with interest accrued thereon at the Rate hereinbefore specified to the date of Event of Default and thereafter at the Default Rate, and all other sums due by Debtor hereunder, under the Security Agreement, or under the Pledge Agreement together with reasonable attorney's fees, shall, upon the declaration of Bank, immediately become due and payable without presentment, demand or further action of any kind, and payment of the same may be enforced and recovered in whole or in part at any time by the entry of judgment on this Note or any other judicial proceeding and the issuance of a writ of execution thereon upon any real or personal property of Debtor; and Bank may also recover all costs of suit and other expenses, including the cost of the title search, in connection therewith.

               (c) Upon the occurrence and during the continuance of an Event of Default and upon the acceleration of the entire unpaid balance of principal of this Note, interest shall continue to accrue thereafter at the Default Rate until this Note, and all sums due hereunder, are paid in full, including the period following the entry of any judgment. Interest after default at the Default Rate shall be calculated on the basis of a three hundred sixty (360) day year, but charged for the actual number of days elapsed.

               (d) The rights and remedies provided herein, in the Security Agreement, or the Pledge Agreement shall be cumulative and concurrent and shall not be exclusive of any right or remedy provided by law, in equity or otherwise. Said rights and remedies may, at the sole discretion of Bank, be pursued singly, successively or together as often as occasion therefor shall arise, against Debtor and/or the Collateral or any other security for this Note, as applicable. No failure on the part of Bank to exercise any of such rights or remedies shall be deemed a waiver of any such rights or remedies or of any Event of Default hereunder.

               (e) Upon the occurrence and during the continuance of an Event of Default, Bank shall have the right, but not the duty, to cure such default, in part or in its entirety, and all amounts expended or debts incurred by Bank, including reasonable attorneys' fees, shall be deemed to be advances to Debtor, shall be added to the principal due under this Note, shall be


                                      (3)
secured by the security for this Note, and shall be payable by Debtor to Bank upon demand with interest at the Default Rate.

        VII.   WARRANT OF ATTORNEY.

        THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST DEBTOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST DEBTOR, DEBTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS DEBTOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA.

        UPON DEBTOR'S FAILURE TO PAY ANY SUM DUE HEREUNDER AS AND WHEN DUE OR DEMANDED DEBTOR DOES HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OF THE PROTHONOTARY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR DEBTOR IN ANY SUCH COURT, AND WITH OR WITHOUT A COMPLAINT OR DECLARATION FILED, IN AN APPROPRIATE ACTION BROUGHT AGAINST DEBTOR ON THIS NOTE, TO ENTER AND CONFESS JUDGMENT AGAINST DEBTOR IN FAVOR OF BANK OR ITS SUCCESSORS AND ASSIGNS, FOR THE ENTIRE AMOUNT DUE TO BANK UPON SUCH EVENT OF DEFAULT AS PROVIDED HEREIN, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEYS' FEES, BUT IN NO EVENT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY HEREIN GRANTED TO APPEAR, ENTER AND CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY ONE OR MORE EXERCISE THEREOF OR BY ANY DEFECTIVE EXERCISES THEREOF, BUT SHALL CONTINUE AND BE EXERCISABLE FROM TIME TO TIME UNTIL THE FULL PAYMENT OF ALL AMOUNTS DUE FROM DEBTOR TO BANK HEREUNDER.

        DEBTOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO DEBTOR BY SUCH COUNSEL AND AS EVIDENCE OF SUCH FACT SIGNS ITS INITIALS.


        (Initials of Officers of Debtor) (Initials of Officers of Debtor)



                                      (4)

        VIII. WAIVER OF BENEFIT AND DEFECTS. Debtor hereby waives the benefit of any laws now or hereafter enacted providing for any stay of execution, marshaling of assets, exemption from civil process, redemption, extension of time for payment, or valuation or appraisement of all or any part of the Collateral or any other security for this Note, exempting all or any part of the Collateral, or any other security for this Note from attachment, levy or sale upon any such execution or conflicting with any provision of this Note. Debtor waives and releases Bank and said attorney or attorneys from all errors, defects and imperfections whatsoever in confessing any such judgment or in any proceedings relating thereto or instituted by Bank hereunder. Debtor hereby agrees that any property that may be levied upon pursuant to a judgment obtained under this Note may be sold upon any execution thereon in whole or in part, and in any manner and order that Bank, in its sole discretion may elect.

        IX. MISCELLANEOUS: Debtor hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. Debtor agrees to reimburse Bank for all costs and expenses including reasonable counsel fees incurred by Bank in connection with the enforcement hereof. The rights and privileges of Bank under this Note shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of Debtor made in connection with this Note shall bind Debtor's successors and assigns. If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. This Note has been delivered in, and shall be governed by the laws of the Commonwealth of Pennsylvania.
        The Debtor agrees and acknowledges that the use herein and in other documents being entered into between the Debtor and Bank of even date herewith of the phrase "upon the occurrence and during the continuance of an Event of Default" and other similar phrases, does not mean and shall not be interpreted to mean that, subsequent to such time as the Bank has accelerated amounts due to it upon the occurrence of an Event of Default, the Debtor can cure the Event of Default by paying less than the amount that has been so accelerated. Notwithstanding anything in the foregoing sentence to the contrary, upon the occurrence of an Event of Default and prior to Banks acceleration of the sums due or exercise of any other remedy of Bank, Debtor does not have the right to cure the Event of Default, and Bank shall not be obligated to accept any payment or other performance tendered to cure the Event of Default. Further, in the event Bank waives an Event of Default and permits Debtor to cure such Event of Default, such waiver shall not constitute a waiver of any subsequent Event of Default or create or be interpreted to create any right of Debtor to cure any subsequent Event of Default.

        X. NO WAIVER. The granting, with or without notice, of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, provision, condition or agreement contained herein, in the Security Agreement, or in the Pledge Agreement, or the granting of any other indulgence, or the taking or releasing or subordinating of any security for the indebtedness evidenced hereby, or any other modification or amendment of this Note, the Security Agreement, or the Pledge Agreement, will in no way release or


                                      (5)
discharge the liability of Debtor, whether or not granted or done with the knowledge or consent of Debtor.

        XI. NOTICES: All notices, invoices, requests and other communications hereunder shall be in writing and shall be sent by first class mail, postage prepaid, and addressed as follows:

        For Bank:
                      First Keystone Federal Savings Bank
                      22 West State Street
                      Media, PA  19063

                      Attention: A. Charles Amentt Jr., Vice President

        For Debtor:
                      Transnational Industries, Inc.
                      P.O.Box 198
                      Route 1
                      Chadds Ford PA 19317

                      and

                      Spitz, Inc.
                      P.O.Box 198
                      Route 1
                      Chadds Ford PA 19317

                      Attention: Mr. Paul L. Dailey, Vice President

                      with a copy (which shall not constitute notice) to:

                      Finn Dixon & Herling LLP
                      One Landmark Square, Suite 1400
                      Stamford, CT   06901
                      Attn.: David I. Albin, Esq.

        XII. GOVERNING LAW: This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        XIII.  JOINT AND SEVERAL  LIABILITY:  Each and every entity signing this
Note is fully and personally  obligated to keep all of the promises made in this
Note including, without limitation, the promises to pay the full amount owed. Bank may enforce its rights under this Note against each entity signing this
Note individually or jointly.


                                      (6)

        XIV. WAIVER OF JURY TRIAL: BY ITS EXECUTION AND DELIVERY OF THIS NOTE, THE DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR
ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS NOTE, THE LINE OF CREDIT AGREEMENT, ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO OR THERETO, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE DEBTOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO THIS NOTE.

        IN WITNESS WHEREOF, and intending to be legally bound hereby, Debtor has duly executed this Note the day and year first above written and has hereunto set hand and seal.

WITNESS:                                    DEBTOR:
                                            Transnational Industries, Inc.



                                            By:/s/ Charles H. Holmes Jr.



                                            Attest:/s/ Paul L. Dailey



WITNESS:                                    DEBTOR:
                                            Spitz, Inc.



                                            By:/s/ Charles H. Holmes Jr.



                                            Attest:/s/ Paul L. Dailey


                                      (7)